Exhibit 99.1

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PRESENTATION MATERIALS FOR INVESTORS

NOVEMBER 2012

DISCLAIMER

[]   This presentation includes certain "forward- looking statements" within the meaning of The U. S. Private Securities Litigation Reform Act of 1995.

[]   These statements are based on current expectations and currently available information.

[]   Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota
     Motor Corporation and Toyota Motor Credit Corporation

[]   We do not undertake to update the forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking statements.

[]   This presentation does not constitute an offer to sell or a solicitation of an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus and related documentation.

DISCLAIMER

[]   This presentation includes certain "forward-looking statements" within the meaning of The U. S. Private Securities Litigation Reform Act of 1995.

[]   These statements are based on current expectations and currently available information.

[]   Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota
     Motor Corporation and Toyota Motor Credit Corporation

[]   We do not undertake to update the forward-looking statements to reflect actual results or changes in the factors affecting the forward- looking statements.

[]   This presentation does not constitute or form part of and should not be construed as, an offer to sell or issue or the solicitation of an offer to purchase or subscribe for securities of TMCC in any jurisdiction or an inducement to enter into investment activity in any jurisdiction. Neither this presentation nor any part thereof, nor the fact of its distribution, shall form the basis of, or be relied on in connection with, any contract or commitment or investment decision whatsoever. Any offer or sale of securities by TMCC will be made only by means of a prospectus and related documentation.

[]   Investors and prospective investors in securities of TMCC are required to make their own independent investigation and appraisal of the business and financial condition of TMCC and the nature of its securities. This presentation does not constitute a recommendation regarding securities of
     TMCC. Any prospective purchaser of securities in TMCC is recommended to seek its own independent financial advice.

[]   This presentation is made to and directed only at (i) persons outside the
     United Kingdom, or (ii) qualified investors or investment professionals falling within Article 19(5) and Article 49(2)(a) to (d) of the Financial
     Services and Markets Act 2000 (Financial Promotion) Order 2005 (the
     "Order"), or (iii) high net worth individuals, and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) to (d) of the
     Order, and (iv) persons who are "qualified investors" within the meaning of
     Article 2(1)(e) of the Prospectus Directive (Directive 2003/71/EC) as
     amended (such persons collectively being referred to as "Relevant
     Persons"). This presentation must not be acted or relied on by persons who are not Relevant Persons. Any investment or investment activity to which this presentation relates is available only to Relevant Persons and will be engaged in only with Relevant Persons.

[]   This presentation is an advertisement and not a prospectus and investors should not subscribe for or purchase any securities of TMCC referred to in this presentation or otherwise except on the basis of information in the base prospectus of Toyota Motor Finance (Netherlands) B. V. , Toyota Credit
     Canada Inc. , Toyota Finance Australia Limited and Toyota Motor Credit
     Corporation dated 14 September 2012 as supplemented from time to time together with the applicable final terms which are or will be, as applicable, available on the website of the London Stock Exchange plc at www. londonstockexchange. com/exchange/news/market-news/market-news- home.
     html.

TOYOTA'S GLOBAL BUSINESSES

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TMC Consolidated Financial Results

                                                      Six Months
                 Fiscal Year Ended March 31,              Ended
(JPY billions)       2011    2012            September 30, 2012
---------------- -------- ------------------ -------------------
Net Revenues     18,993.7 18,583.7                      10,908.4
Operating Income    468.3   355.6                         693.8
Net Income         408.2    283.6                         548.3

Source: TMC FY2011 , FY2012 and FY2013 Q2 Financial Summary

TMC Consolidated Balance Sheet

(JPY billions)	FY2011 As of March 31, 2011	FY2012 As of March 31, 2012	FY2013 As of September 30, 2012
Current assets	11,829.8	12,321.2	11,961.4
Noncurrent finance receivables, net	5,556.7	5,602.5	5,539.7
Investment & other assets	6,122.5	6,491.9	6,565.5
Property, plant & equipment, net	6,309.2	6,235.4	6,034.1
Total Assets	**29,818.2**	**30,651.0**	**30,100.7**
Liabilities	18,898.1	19,584.5	18,835.4
Shareholders' equity	10,920.0	11,066.5	11,265.3
Total Liabilities & Shareholders' Equity	**29,818.2**	**30,651.0**	**30,100.7**

Source: *TMC FY2011, FY2012 & FY2013 Q2 Financial Summary*

6

TOYOTA ACROSS THE UNITED STATES

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Toyota Motor Sales, USA

- For 2012, more than 40% of the vehicle models TMS sells will be all-new or significantly refreshed
- TMS is launching 19 new or refreshed models, including 7 from Toyota, 9 from Lexus and 3 from Scion
- Industry-leading investment in next-generation technologies in power-train, safety and production
  - TMS has the most fuel-efficient line-up of any full-line OEM
  - 11 hybrid models [(1)] in TMS line-up and 72% share of the U.S. hybrid market [(2)]
- Recent and upcoming vehicle launches:

-Prius PHV	-Scion FR-S
-Prius c	-Lexus GS & HV
-RAV 4 EV	-Lexus ES & HV
-Avalon & HV	-Lexus LS & HV

(1) Includes cars and light trucks
(2) Calendar year to date as of August 2012
Source: Company Reports

8

Toyota Motor Sales, USA (2)

- Quality, dependability, safety and product appeal remain high as reflected by numerous 3rd party accolades

2012 Interbrand "Best Global Brands" At #10, Toyota ranked first among all auto brands	2012 Interbrand "Best Global Green Brands" Toyota ranked #1 among all brands and industries	2012 Cars.com "American-Made Index" Camry ranked #1 for fourth consecutive year
2012 JD Power IQS Toyota and Lexus earned 5 segment awards; Lexus repeated as #1 overall nameplate	2012 JD Power Vehicle Dependability Study Lexus ranked #1, Toyota ranked #3 highest non-premium brand	2012 Consumer Reports Top Picks Toyota captured 5 of the 10 "Top Picks" spots
2012 Forbes "Safest Small Cars" Lexus CT 200H, Scion tC and Toyota Prius	Parents Magazine & Edmunds.com "Best Family Cars of 2012" List Prius v, Camry, Sienna	Consumer Reports' 2012 Car-Brand Perception Survey Toyota ranked #1
2012 IIHS "Top Safety" TMS earned 19 "top safety" awards, more than any other automaker	NHTSA Four vehicles received 5 Star overall rating in NCAP testing Scion tC, Camry, Camry HV, Prius	Kelley Blue Book 2012 "Best Resale Value" Toyota best automotive brand Lexus best luxury brand

9

TOYOTA MOTOR SALES, USA (3)

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TOYOTA MOTOR SALES, USA (4)

PRIUS Plug-In

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RAV 4 EV

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TOYOTA MOTOR SALES, USA (5)

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Scion FR-S

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Lexus LF-CC

Concept

TOYOTA FINANCIAL SERVICES

TFS GROUP GLOBAL PRESENCE

[] 34 Countries and Regions Worldwide

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TOYOTA MOTOR CREDIT CORPORATION (TMCC)

Toyota Motor Corporation (TMC)

Toyota Financial Services Corporation (TFSC)

Toyota Motor Credit Corporation (TMCC)

[]   Nearly 4.0 million active finance contracts (1)

[]   AA- (2)/Aa3(2) rated captive finance company by SandP / Moody's

[]   Credit support agreement structure with TFSC/TMC

(1) As of September 30, 2012 (2) Outlook negative

CREDIT SUPPORT AGREEMENTS

[]   Securities* issued by TMCC (and various other TFSC subsidiaries) have the benefit of a credit support agreement with TFSC

--   TFSC will own 100% of TMCC

--   TFSC will cause TMCC to maintain a tangible net worth of at least $100,000 as long as covered securities are outstanding

--   If TMCC determines it will be unable to meet its payment obligations on any securities, TFSC will make sufficient funds available to TMCC to ensure that all such payment obligations are paid as due

--   Agreement cannot be terminated until (1) repayment of all outstanding securities or (2) each rating agency requested by Toyota to provide a rating has confirmed no change in rating of all such securities

[]   TFSC in turn has the benefit of a credit support agreement with Toyota
     Motor Corporation ("TMC")

--   Same key features as TFSC/TMCC credit support agreement

--   TMC will cause TFSC to maintain a tangible net worth of at least JPY10mm as long as covered securities are outstanding

[]   TFSC's and/or TMC's credit support obligations will rank pari passu with all other senior unsecured debt obligations

* Securities defined as outstanding bonds, debentures, notes and other investment securities and commercial paper, but does not include asset-backed securities issued by TMCC's securitization trusts.

TMCC PRODUCTS AND SERVICES

CONSUMER FINANCE

[] Retail
[] Lease

DEALER FINANCE

[] Wholesale
[] Real Estate
[] Working Capital
[] Revolving Credit Lines

COMMERCIAL FINANCE

[] Forklift
[] Hino Medium Duty
[] Retail
[] Lease

INSURANCE

[] Service Agreements
[] Ext.  Warranty
[] Guaranteed Auto Protection
[] Roadside Assistance

TMCC FY12 BUSINESS HIGHLIGHTS

[]   2(nd) highest market share ever helped drive strong financing revenues

[]   Lowest net charge-off ratio ever

[]   2(nd) lowest residual value losses ever driven by record used vehicle values

[]   Highest insurance penetration ever

[]   2(nd) highest operating income(1) ever

[]   Celebrating 30 years of supporting Toyota/Lexus/ Scion sales and enhancing customer relationships

(1) Operating Income: pre-tax income, excluding the impact of derivative mark-to-market adjustments

TMCC EARNING ASSET COMPOSITION

Managed Assets
(USD billions)

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Source: TMCC March 31, 2012 10-K and September 30, 2012 10-Q

EXTENSIVE FIELD ORGANIZATION

[]   Decentralized dealer and field support

[]   Centralized servicing and collections

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TMCC FINANCIAL PERFORMANCE - SELECT DATA

                                                                    Six months
                                      Fiscal Year Ended March 31,      Ended
                                                                   September 30,
(USD millions)                       2009     2010   2011     2012    2012
----------------------------------- ------ ------- ------------- -----------
Total Financing Revenues            8,800    8,163  8,064   7,429    3,608
 add: Other Income                    432      680    779     717      368
 less: Interest Expense             7,132    5,587  4,967   4,639    2,076
                 and Depreciation
Net Financing Revenues              2,100    3,256  3,876   3,507    1,900
                 and Other Revenues
Net Income (Loss)                   (623)    1,063  1,853   1,486      803

Source: TMCC March 31, 2012 10-K and September 30, 2012 10-Q

TMCC Financial Performance - Select Data

(USD millions)	Fiscal Year Ended March 31, 2009	2010	2011	2012	Six months Ended September 30, 2012
Over 60 Days Delinquent (1)	0.68%	0.45%	0.26%	0.18%	0.24%
Allowance for Credit Losses (1) (2)	2.51%	2.31%	1.13%	0.80%	0.68%
Net Credit Losses (3)	1.37%	1.03%	0.52%	0.21%	0.15%

(1) Percentage of gross earning assets
(2) The quotient of allowance for credit losses divided by the sum of gross finance receivables (net finance receivables less allowance for credit losses) plus gross investments in operating leases (net investments in operating leases less allowance for credit losses)
(3) Percentage of average gross earning assets annualized

Note: All percentage figures calculated for fiscal years 2009 were based on a 150-day charge-off policy, which was changed to 120 days in fiscal 2010
Source: *TMCC March 31, 2012 10-K & September 30, 2012 10-Q*

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TMCC RETAIL LOAN COLLATERAL AND ABS TRANSACTIONS

CREDIT DECISIONING AND COLLECTIONS

[]   Major adjustments to credit decisioning implemented beginning in late 2007 and enhanced in subsequent years

--   Identification and minimization of least desirable segments

[]   Renewed focus on core Toyota and Lexus business

[]   Rededication of collections strategy and staff

--   Re-trained staff and out-sourced high risk collections

--   Emphasis on early intervention

--   Optimization of staff and technology resources

Credit: Results*

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* Abbreviated for presentation purposes

Source: Company Reports

MANAGED PORTFOLIO PERFORMANCE

TMCC Retail Loan Delinquency Experience (1)

Delinquencies     as a
of  Contracts Outsta
                               30 -   5 9
                               60 -   89
                               Over   89

(1)  The historical delinquency data reported in this table includes all retail vehicle installment sales contracts purchased by TMCC, excluding those purchased by a subsidiary of TMCC operating in Puerto Rico. Includes contracts that have been sold but are still being serviced by TMCC.

(2)  Number of contracts outstanding at end of period.

(3)  The period of delinquency is based on the number of days payments are contractually past due. A payment is deemed to be past due if less than 90%
     of such payment is made.

Source: Company Reports

Performance Num -- Retail ber o Loan

Num ber of

            the Average     Num
Gross               Charge-Offs
Recoveries              (6)
Net Losses
Net Losses              as a    Perc
            Principal Balance

(1)  The net loss and repossession data reported in this table includes all retail installment sales contracts purchased by TMCC, excluding those purchased by a subsidiary of TMCC operating in Puerto Rico. Includes contracts that have been sold but are still being serviced by TMCC.

(2)  Principal Balance Outstanding includes payoff amount for simple interest contracts and net principal amount for actuarial contracts.

(3)  Average of the principal balance or number of contracts outstanding as of the beginning and end of the indicated periods.

(4)  Includes bankrupt repossessions but excludes bankruptcies.

(5)  Amount charged-off is the net remaining principal balance, including earned but not yet received finance charges, repossession expenses and unpaid extension fees, less any proceeds from the liquidation of the related vehicle. Also includes dealer reserve charge-offs.

(6)  Includes all recoveries from post-disposition monies received on previously charged-off contracts including any proceeds from the liquidation of the related vehicle after the related charge-off. Also includes recoveries for dealer reserve charge-offs and chargebacks.

(7)  Annualized.

(8)  Beginning in February 2010, Toyota Motor Credit Corporation changed its charge-off policy from 150 days past due to 120 days past due.

Source: Company Reports

ORIGINATION PROFILE

TMCC Retail Auto Loan Originations

Share of Original % of % of % of

(1)  As of September 30, 2012

(2)  Percentages may not add to 100% due to rounding

Source: Company Reports

APR Distribution

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Weighted 660 Average F

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Weighted Average Original Term

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New vs. Used

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ABS Deal Comparison

Toyota Auto Owner Trust (TAOT)(1)

Share of Original
                                   % of
                                   % of
                                   % of

(1) Abbreviated for presentation purposes
Source: Company Reports

TAOT Deal Performance

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Transaction Moody's EL     SandP's EL
----------- ---------- -----------------
TAOT 2010-A  1.25% (1) 1.70% - 1.90% (2)
----------- ---------- -----------------
TAOT 2010-B  1.25% (1) 1.50% - 1.70% (2)
----------- ---------- -----------------
TAOT 2010-C  1.15% (1) 1.40% - 1.60% (2)
----------- ---------- -----------------
TAOT 2011-A    1.15%    1.40% - 1.60%
----------- ---------- -----------------
TAOT 2011-B   0.85%      1.15% - 1.35%
----------- ---------- -----------------
TAOT 2012-A   0.70%     0.85% - 1.00%
----------- ---------- -----------------
TAOT 2012-B   0.50%     0.75% - 0.90%
----------- ---------- -----------------

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(1)  Moody's cumulative net loss assumption at initial transaction rating. On
     September 15, 2011, Moody's announced that it had decreased the transaction
     CNL assumptions to 0.45% -0.70% for 2010-A and 2010-B and 0.35% -0.60% for
     2010-C.

(2)  Standard and Poors cumulative net loss assumption at initial transaction rating. On January 17, 2012, Standard and Poors announced that it had decreased the transaction CNL assumptions to 0.45% -0.55% for 2010-A, 0.40%
     -0.50% for 2010-B and 0.35% -0.45% for 2010-C.

Source: Company Reports

TMCC Funding Programs

EXCEPTIONAL LIQUIDITY

[]   A-1+/P-1 direct commercial paper program

[]   $15.4 billion multi-party committed credit facilities [] $7.2 billion short-term investment portfolio(1)

[]   Over $50 billion in readily salable retail loan and lease receivables

[]   Access to various domestic and international markets

[]   Billions of additional capacity in global benchmark markets

[]   Extensive inter-company lending infrastructure

[]   Credit support agreements: TMCC []TFSC [] TMC

(1) Average balance for quarter ended September 30, 2012 Source: TMCC September
30, 2012 10-Q

TMCC Funding Program Objectives

[]   TMCC is committed to:

--   Maintaining funding diversity and exceptional liquidity

--   Issuing into strong demand with attractive deals

--   Identifying and developing new markets and investor relationships

--   Responding quickly to opportunities with best-in-class execution

DIVERSIFICATION IN DEBT OFFERINGS

TMCC Long Term Debt Outstanding

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units in USD millions

units in USD millions

As of September 30, 2012

Source: Company Reports

FUNDING FLEXIBILITY AND RESPONSIVENESS

Increased Diversification Across USD Curve (1)

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(1)  Unsecured U.S. MTN issuance, excluding Structured Notes and Retail Notes.

(2)  As of October 30, 2012

(3)  Percentages may not add to 100% due to rounding

Source: Company Reports

KEY INVESTMENT HIGHLIGHTS

[]   Financial strength supported by strong credit ratings

[]   Transparent business model with exceptional liquidity

[]   Rational funding programs with long term perspective

--   Diversification in bond offerings

--   Focus on proactively meeting needs of market

--   Strong emphasis placed on flexibility and responsiveness

[]   Industry-leading in:

--   Liquidity management framework

--   Balance sheet strength

--   Business model resiliency

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U.S. light vehicle seasonally adjusted annual rate (SAAR) and Toyota Motor Sales
(TMS), U.S.A. Inc. sales November 2007 - October 2012

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The U.S. automobile SAAR figure for October 2012 was 14.3 million, the eighth month it has been above 14 million this year.

Source: Toyota, Bloomberg, Ward's Automotive Group.

Toyota U.S. October 2012 unit sales Lexus Division Top 5 makes

Oct-11 Oct-12
------ ------
6.691  6.928
------ ------
4.300  5.971
------ ------
2.640  2.116
------ ------
0.266  1.521
------ ------
1.511  1.199
------ ------

Toyota U.S. October 2012 unit sales Toyota Division Top 5 makes

        Oct-11 Oct-12
------- ------ ------
Camry   22.043 29.926
------- ------ ------
Corolla 16.244 20.949
------- ------ ------
Prius   11.008 16.774
------- ------ ------
RAV4    10.172 12.191
------- ------ ------
Tacoma  10.680 10.936
------- ------ ------

Thousands of vehicles

Thousands of vehicles

*    TMS October 2012 sales totaled 155,242 units, up 15.8% from October 2011 volume.

*    Camry and Camry hybrid sales volume increased 35.8% from October 2011 volume. Prius family sales volume rose 52.4% .

*    North American production totaled 109,194 units for October 2012, a volume increase of 21.9% from the same period in the prior fiscal year.

Toyota  Division  represents  Toyota and Scion vehicle sales TMS monthly results include fleet sales volume

FUNDING FLEXIBILITY

Focus on More Diverse Maturities in USD Issuance (1)(2)

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FY 2010

FY 2012

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FY 2011

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FY 2013 YTD

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Source: Company Reports, October 31, 2012

1)   Unsecured U.S. MTN issuance, excluding Structured Notes and Retail Notes.

2)   Percentages may not add to 100% due to rounding

COMMERCIAL PAPER PROGRAMS HIGHLIGHTS

*    A-1+/P-1 Direct Commercial Paper Programs

--   3 distinct USD commercial paper programs (TMCC, TCPR, TCCI)

--   $15.4 billion multi-party committed credit facilities

--   $24.2 billion USCP combined outstanding for TMCC and TCPR

--   Over 600 diverse institutional investors

*    State and local municipalities

*    Large corporations

*    Pension and retirement funds

*    Financial institutions

*    Money managers and mutual fund companies

--   Rates are posted daily on Bloomberg DOCP screen

Source: Toyota Motor Credit Corporation, September 30, 2012 10-Q

EXCEPTIONAL LIQUIDITY

*    $7.2 billion Short-term Investment Portfolio(1)

*    Over $50 billion in salable retail loan and lease receivables

*    Access to various domestic and international term markets

*    Billions of additional capacity in global benchmark markets

*    Inter-company lending infrastructure

*    Credit Support Agreements: TMC [] TFSC [] TMCC, TCPR, TCCI

Source: Toyota Motor Credit Corporation, September 30, 2012 10-Q

1)   Average balance for fiscal year ended September 30, 2012